CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    EXHIBIT 10.2

                   Technology and Trademark License Agreement

          This Technology and Trademark License Agreement ("Agreement") is entered into as of March 7, 2001 ("Effective Date") by and among Buy.Com Inc., a Delaware corporation ("Buy.Com"), Buy.Com UK Limited, a company registered under the laws of England and Wales ("Licensee"), and John Lewis plc, a company registered under the laws of England and Wales, as the guarantor of Licensee's and each Sublicensee's payment obligations hereunder ("Guarantor").

          WHEREAS, Buy.Com owns and operates an Internet superstore and, in connection therewith, Buy.Com has developed and uses the Licensed Technology, and Buy.Com is the owner of the Buy.Com Marks; and

          WHEREAS, Licensee desires to obtain, and Buy.Com desires to grant to Licensee a license to use the Licensed Technology and Buy.Com Marks, on the terms and conditions specified herein.

          WHEREAS, in order to induce Buy.Com to grant the aforementioned license to Licensee, and in consideration thereof, Guarantor has agreed to guaranty the payment obligations of Licensee and all Sublicensees.

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound, the Parties hereto mutually agree as follows:

1.   DEFINITIONS.

     1.1 "Acquisition Agreement" means that certain Acquisition Agreement entered into by and between Buy.Com and JLP Victoria Limited, dated concurrent herewith.

     1.2 "Affiliate" means any company or other entity that controls, is controlled by or is under common control with the applicable company or other entity.

     1.3 "Best Efforts" means that Licensee must in continuing fashion during regular business hours focus a substantial material amount of its energy, attention and resources on efforts to achieve the referenced result as expeditiously as possible. Notwithstanding the foregoing, Licensee shall not be obligated to expend such energy, attention and resources in an amount equal to or in excess of that which would materially adversely effect the business operations of Licensee.

     1.4 "Buy.Com Marks" means the trademarks, service marks, trade names, logos, brands, domain names and other marks of Buy.Com listed in Exhibit B, and
                                                                 ---------
all variants and derivatives thereof including, but not limited to, foreign language equivalents, transliterations, visual and phonetic equivalents and truncated forms, as used in connection with Licensee Business.

     1.5 "Change in Control" means with respect to the referenced Primary Party, a transaction or series of related transactions that results in (a) a sale of all or substantially all of the assets of the Primary Party or (b) the sale or transfer of fifty percent (50%) or more of the outstanding voting power of the Primary Party to a single buyer or group of persons or other entities acting in concert.

     1.6 "Confidential Information" means (i) information presented in printed, written, graphic or photographic or other tangible form and marked as "proprietary," "confidential" or similar words, and (ii) information presented in oral form and identified as confidential at the time disclosed and confirmed in a written summary of such information marked as confidential within thirty
(30) days of such oral disclosure. Confidential Information does not include information that (i) is in or enters the public domain without breach of this Agreement, (ii) the receiving Primary Party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation or (iii) the receiving Primary Party can demonstrate that it knew without restriction prior to receiving such information from the disclosing Primary Party, or that it developed independently without reference to such information.

     1.7 "Exclusivity Period" means the period of time during which the Technology License is an exclusive license under the terms and conditions of this Agreement.

     1.8 "Gross Revenue" means the total gross receipts generated from all orders for products and/or services placed directly by customers through any and all Licensee Sites. All customer orders placed through any other means, including, without limitation, through offline voice communications via the telephone, shall not be deemed Gross Revenue under this Agreement.

     1.9   "Independent Contractor" has the meaning set forth in Section 6.2.
                                                                 -----------

     1.10 "Licensee Business" means with respect to the referenced entity (whether Licensee or a Sublicensee), the business owned by the entity for the purchase and sale of goods and related services to customers who take delivery within the Territory using interfaces that are solely in the English language, and the associated marketing and related business programs conducted by the entity in the English language within the Territory, and related business transactions performed by and between the entity and its respective vendors, suppliers, distributors and other agents. Notwithstanding the foregoing, no Licensee Business shall include any activities involving the operation of life support machines, weapons systems, aircraft navigation or communication systems, air traffic control, nuclear facilities or any other environment requiring fail-safe performance in which any failure or delay in performance could lead to death, personal injury or severe physical or environmental damage.

     1.11 "Licensed Technology" means (i) the software and other technology (in object code and Source Code) listed on Exhibit A-1 and any other related
                                       -----------
technology provided by Buy.Com to Licensee prior to the Effective Date, (ii) any related specifications, manuals and documentation, in any medium, and (iii) all Upgrades that Buy.Com provides to Licensee under this Agreement.

     1.12 "Licensee Modification" means any Modification or series of Modifications of the Licensed Technology that (i) has been/have been/is/are developed by Licensee and/or any Sublicensee or by any third party (other than Buy.Com) on behalf of Licensee and/or any Sublicensee based in whole or in part on the Licensed Technology and/or on other Modifications thereto, (ii) constitute(s) a new version of a component of the Licensed Technology and (iii) offer(s) enhancements in or corrections to the functionality or features of that component; together with any related documentation.

     1.13 "Licensee Sites" means each and every Licensee and Sublicensee Website through which customer orders of products and/or services are processed using software and technology that includes: (i) the E-Commerce Engine and Database Technology components of the Licensed Technology, as identified in

Exhibit A-1, and/or any Modifications thereof; and/or (ii) the Order Processing
-----------
component of the Licensed Technology, as identified in Exhibit A-1, and/or any
                                                       -----------
Modifications thereof.

     1.14 "Licensee Technology" means (i) all software that is owned, acquired or licensed by Licensee and/or any Sublicensee during the term of this Agreement from parties other than Buy.Com, (ii) the related specifications, manuals and documentation made available by Licensee and/or any Sublicensee, in any medium, and (iii) all Modifications thereto.

     1.15 "Modification" means, with respect to the referenced software or technology, a modification, change, enhancement, conversion, revision, update, upgrade, extension or improvement thereto or derivative work thereof.

     1.16 "Net Revenue" means the total Gross Revenue, less only the following: (i) applicable Value Added Taxes; (ii) verifiable and documented credits for any such products that are returned to Licensee or any Sublicensee or charged back to Licensee or any Sublicensee, provided such credits are given only in the ordinary course of business; and (iii) administrative costs incurred by Licensee and Sublicensees in processing such credits.

     1.17 "Party" means Licensee, Buy.Com or Guarantor and "Parties" means Licensee, Buy.Com and Guarantor.

     1.18 "Personal" means, with respect to and as one of the limitations on the Technology License and Trademark License granted to the referenced entity, the entity may use the Licensed Technology and Buy.Com Marks licensed thereunder only for its own business purposes and not those of any third party.

     1.19 "Primary Party" means Licensee or Buy.Com only and "Primary Parties" means Licensee and Buy.Com only.

     1.20 "Proprietary Rights" means all patent rights, copyright rights, trademark rights, trade secret rights, sui generis database rights, rights of publicity, rights of privacy, moral rights and other intellectual property or proprietary rights anywhere in the world.

     1.21 "Royalty Period" means the period of time that commences [***] unless terminated earlier in accordance with Section 2.8.
                                             -----------
     1.22 "Service Agreement" means that certain Service Agreement entered into by and between Buy.Com and Licensee, dated concurrent herewith.

     1.23 "Source Code" means with respect to the referenced software, the source code for that software.

     1.24 "Sublicensee" means (i) Guarantor upon its execution of a Sublicense Agreement with Licensee in accordance with Section 2.9 or (ii) any Subsidiary
                                           -----------
who has executed a Sublicense Agreement in accordance with Section 2.9.
                                                           -----------

     1.25 "Subsidiary" means any subsidiary that is directly or indirectly wholly-owned by Guarantor.

     1.26   "Supply Partner" has the meaning set forth in Section 6.1.
                                                          -----------

     1.27   "Technology License" has the meaning set forth in Section 2.1.
                                                              -----------

     1.28   "Territory" means the United Kingdom and the Republic of Ireland.

     1.29   "Third Party Software" has the meaning set forth in Section 2.4.
                                                                -----------

     1.30   "Trademark License" has the meaning set forth in Section 4.1.
                                                             -----------

     1.31 "Upgrade" means any Modification or series of Modifications of the Licensed Technology that (i) is/are developed by Buy.Com after the Effective Date based in whole or in part on the Licensed Technology and/or on Licensee Modifications, (ii) constitute(s) a new version of a component of the Licensed Technology, (iii) offer(s) enhancements in or corrections to the functionality or features of that component; together with any related documentation, and (iv) is/are not developed at the specific direction and expense of Licensee under the Service Agreement or otherwise.

     1.32   "Upgrade Contact" has the meaning set forth in Section 2.6.
                                                           -----------

2.   TECHNOLOGY LICENSE.

     2.1   License Grant.  Subject to the terms and conditions of this
           -------------
Agreement, during the term of this Agreement, Buy.Com hereby grants Licensee a Personal, non-transferable (subject to Section 14.3) license solely within the
                                       ------------
Territory to (i) install, use, reproduce (subject to Section 2.7), publicly
                                                     -----------
display, publicly perform, digitally perform and create derivative works of the Licensed Technology, and integrate the Licensed Technology with the Licensee

---------------------------
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Technology, solely for the purpose of conducting its Licensee Business, (ii) develop and integrate into the Licensed Technology any Licensee Modifications that are made in accordance with the requirements of Section 3, solely for the
                                                     ---------
purpose of conducting its Licensee Business, and (iii) support and maintain the Licensed Technology, as integrated with the Licensee Technology, solely for the purpose of conducting its Licensee Business ("Technology License"). Licensee's rights under the Technology License may not be sublicensed without the prior written approval of Buy.Com, except as otherwise expressly permitted under Sections 2.9, 6.1 and 6.2.
-----------------     ---

     2.2   Limited Exclusivity.  The Technology License shall be exclusive
           -------------------
(including with regard to Buy.Com) for a period of ten (10) years following the Effective Date (subject to Sections 2.8 and 6.6) and thereafter non-exclusive.
                           -------------    ---

     2.3   Scope of License.  To the extent that the Licensed Technology is
           ----------------
based on, or incorporates, or is an improvement or derivative of, or cannot be reasonably installed, used, modified, maintained, supported, reproduced or displayed without using or violating other technology or Proprietary Rights owned by Buy.Com and not expressly included in the definition of Licensed Technology, subject to Section 2.6, such rights and technology shall nonetheless
                       -----------
be deemed part of the Licensed Technology and subject to the Technology License.

     2.4   No Third Party License.  The Technology License does not include the
           ----------------------
right to use any third party software, firmware, operating platform, tools or other product, or the Proprietary Rights of any third party. Licensee is solely responsible for its selection, purchase, license, installation and use of any third party products required in connection with Licensee's use of the Licensed Technology, at Licensee's sole cost. The third party software and other products that the Licensed Technology is intended to function with are listed on Exhibit A-2, as such schedule is amended from time to time by Buy.Com in its
-----------
discretion ("Third Party Software"). Buy.Com agrees to provide Licensee reasonable assistance in securing licenses for Licensee to use the Third Party Software in connection with the Licensee Business owned by Licensee.

     2.5   Licensee Business.  Subject to the right to sublicense granted in
           -----------------
Section 2.9, Licensee may use the Licensed Technology only for its own business
-----------
purposes (and not those of any other Affiliate or other third party) and only for conducting its Licensee Business within the Territory, except for such incidental use that is permitted under Section 6.6. Except as otherwise
                                       -----------
expressly provided herein, the Technology License does not permit Licensee to distribute or otherwise transfer to any third party or use on behalf of any third party, on a temporary or any other basis, any portion of the Licensed Technology or any derivative work thereof.

     2.6   Upgrades.  For no additional charge, Buy.Com will provide to Licensee
           --------
a single Upgrade Contact designated in accordance with this Section 2.6,
                                                            -----------
promptly upon its deployment by Buy.Com, a copy of each available Upgrade (in Source Code and object code) developed and deployed at any time during the Exclusivity Period, subject to any applicable third party limitations and restrictions. Buy.Com will provide all such Upgrades to the Upgrade Contact without any adaptation to Licensee's Business. Licensee is responsible for adapting the Upgrades to its Licensee Business and for otherwise integrating the Upgrades with the Licensee Technology. Buy.Com may provide Licensee support services concerning the integration of the

Upgrades with the Licensee Technology only pursuant to the terms and conditions of the Service Agreement. For the avoidance of doubt, the parties acknowledge and agree that in no event will a Change in Control of Buy.Com expand the scope of the license or rights granted Licensee hereunder. If there is a Change in Control of Buy.Com, no part of the software or other technology of that acquiring entity existing as of immediately prior to the Change in Control of Buy.Com will be considered to be Licensed Technology and no part of any technology that the acquiring entity develops after the Change in Control will be considered to be Licensed Technology unless such technology constitutes an Upgrade as defined in Section 1.31. Notwithstanding the foregoing, in no event
                      ------------
shall Buy.Com be under any obligation to develop any Upgrades. Except as expressly set forth in this Section 2.6 and the Service Agreement, in no event
                            -----------
shall Buy.Com be under any obligation to maintain or support the Licensed Technology in any way. The initial "Upgrade Contact" is Simon Palethorpe (Address: Buy.Com UK Limited, 14 Flood Walk, London SW3 5RR, United Kingdom,
Telephone: (011-44) 207-881-2986, Fax: (011-44) 207-881-2701, and Email:
simonp@buy.com). The Upgrade Contact may be changed by Licensee at any time by giving written notice to Buy.Com.

     2.7   Copies and Notices.  Licensee's right to make copies of the Licensed
           ------------------
Technology, extends only to reproductions reasonably required for Licensee's internal business purposes, for back-up or archival purposes, and as necessary to make Licensee Modifications to the Licensed Technology (subject to the security requirements and other restrictions and limitations in this Agreement). Licensee will not delete, alter, add or fail to reproduce any proper copyright, trade secret or other proprietary notice specified by Buy.Com at any time for the Licensed Technology (including proper notices required on documentation, magnetic media containers, printed listings and programming code). Licensee shall create and maintain a written log of the physical location of each copy of the Licensed Technology in Licensee's and/or Sublicensee's possession and, promptly upon Buy.Com's written request, provide Buy.Com a copy of such log. Licensee shall permit the inspection of any copies of the Licensed Technology by Buy.Com or its designee up to twice annually, provided (a) Buy.Com gives Licensee at least fifteen (15) days written notice and (b) the inspection occurs during normal business hours in a manner designed to minimize disruption to Licensee and its business.

     2.8   Election of Additional License Terms.  Notwithstanding anything else
           ------------------------------------
in the Agreement, upon Buy.com providing Licensee six (6) months written notice,
all of the following terms and conditions shall apply:   (i) The Exclusivity
Period shall end and the Technology License shall become a non-exclusive license; (ii) Buy.Com shall have no obligation under Section 2.6 (or any other
                                                     -----------
provision of this Agreement) to provide Licensee any Upgrades that may be developed and deployed at any time after the fourth anniversary of the Agreement; (iii) upon the fourth anniversary of this Agreement, the royalties set forth in Section 6.3 shall no longer accrue; and (iv) for the avoidance of
             -----------
doubt, all other terms and conditions of this Agreement shall continue in effect to the extent they are consistent with this Section 2.8, and this Section 2.8
                                            -----------           -----------
shall not modify or terminate the non-compete provisions set forth in Schedule 4 of the Acquisition Agreement.

     2.9   Sublicense Rights.   Licensee may sublicense its license rights under
           -----------------
the Technology License and Trademark License to any Sublicensee. Licensee may not otherwise sublicense its license rights without the prior written consent of Buy.Com, which, may be withheld by Buy.Com in its sole discretion, except that, in the case of any requested sublicense to any direct or indirect partially-owned subsidiary of Guarantor, such consent may not be unreasonably withheld (but may be subject to additional terms and conditions of sublicense). It shall be a condition to the effectiveness of any sublicense by Licensee to any Sublicensee that Licensee enter into a Sublicense Agreement in the same form attached hereto as Exhibit C
                                                                      ---------
with each Sublicensee. Licensee will keep on file and promptly provide Buy.Com upon full execution all such Sublicense Agreements. Any purported sublicense made in violation of this Section 2.9 shall be null and void.
                          -----------

3.   LICENSEE MODIFICATIONS AND COOPERATION

     3.1   General.  The parties each hereby acknowledge that the Licensed
           -------
Technology (other than any Upgrades) has been delivered to and accepted by Licensee. Except as expressly stated herein or in the Service Agreement, Licensee is solely responsible for (i) the installation and use of the Licensed Technology, (ii) integration of the Licensed Technology with any Licensee Technology, (iii) any error corrections, updates, new releases and other Modifications to the Licensed Technology that may from time to time be required, and (iv) all facilities, equipment and hardware required to host, use and support the Licensed Technology.

     3.2   Buy.Com's Use of Licensee Modifications.
           ---------------------------------------

           3.2.1   Delivery of Licensee Modifications.  Subject to this Section
                   ----------------------------------                   -------
3.2 and for no additional charge, Licensee will provide to Buy.Com, promptly
---
upon its deployment by Licensee, a copy of each Licensee Modification (in Source Code and object code) developed and deployed at any time during the period in which Buy.Com is obligated to provide Licensee any developed and deployed Upgrade under this Agreement, subject to any applicable third party limitations and restrictions. Promptly after the Effective Date, Licensee shall also provide to Buy.Com a copy of each Licensee Modification (in Source Code and object code) developed and deployed at any time prior to the Effective Date. Licensee shall promptly provide reasonable cooperation, support and information that Buy.Com reasonably requests in connection with each Licensee Modification provided to Buy.Com and, upon any reasonable request of Buy.Com, meet with Buy.Com (via telephone or in-person) to discuss and review each such Licensee Modification. Licensee will make all such Licensee Modifications available to Buy.Com without any adaptation to Buy.Com's business. Buy.Com is responsible for adapting the Licensee Modification to Buy.Com's business and for otherwise integrating the Licensee Modification with any of its existing software or other technology. Notwithstanding the foregoing, in no event shall Licensee be under any obligation to develop any Licensee Modifications.

           3.2.2   License Grant.  During the term of this Agreement, Licensee
                   -------------
grants Buy.Com a non-exclusive, sublicensable (subject to  Section 3.2.4)
                                                           -------------
license solely outside the Territory (subject to Section 6.6) to install, use,
                                                 -----------
reproduce, publicly display, publicly perform, digitally perform and create Modifications of each Licensee Modification provided to Buy.Com. Except as expressly set forth in this Section 3.2, in no event shall Licensee be under any
                            -----------
obligation to develop, maintain or support the Licensee Modifications in any way.

           3.2.3   Copies and Notices.  Buy.Com will not delete, alter, add or
                   ------------------
fail to reproduce any proper copyright, trade secret or other proprietary notice specified by Licensee at any time for the Licensee Modifications (including proper notices required documentation, magnetic media containers, printed listings and programming code). Buy.Com shall permit the inspection of any copies of the Licensee Modifications in Buy.Com's possession by Licensee or its designee up to twice annually, provided (a) Licensee gives Buy.Com at least fifteen (15) days written notice and (b) the inspection occurs during normal business hours in a manner designed to minimize disruption to Buy.Com and its business.

           3.2.4   Sublicensing.  Buy.Com may, in its own discretion, sublicense
                   ------------
for use outside of the Territory any or all of the rights granted to Buy.Com in this Section 3.2 to any person or entity. Buy.Com may not sublicense for use
     -----------
inside the Territory any of the rights granted to Buy.Com in this Section 3.2
                                                                  -----------
without the prior written approval of Licensee, which may be withheld by Licensee in its sole discretion.

     3.3   Source Code Security.  Licensee agrees to take all reasonable steps
           --------------------
required to maintain the confidentiality of the Licensed Technology (including all Upgrades provided to Licensee) and Modifications thereof, which steps shall in any event include all of security measures set forth in this Section 3.3.
                                                                -----------
Buy.Com agrees to take all reasonable steps required to maintain the confidentiality of the Licensee Modifications, which steps shall in any event include all of security measures set forth in this Section 3.3. Each Primary
                                                   -----------
Party shall have the right, upon fifteen (15) days written notice to inspect the facilities and records of the other Primary Party (including those containing any relevant Source Code) to ensure compliance with the requirements of this
Section 3.3.  Buy.Com, with respect to the Licensee Modifications, and Licensee,
-----------
with respect to the Licensed Technology (including all Upgrades provided to Licensee) and Modifications thereof, shall:

           3.3.1 Disclose the Source Code to its employees and independent contractors only in compliance with its confidentiality obligations under
Section 7 with respect to such Source Code; keep all Source Code under password
---------
protection; limit access to the Source Code to those of its employees or approved Independent Contractors who require access in order to make Modifications to the Licensee Modifications or the Licensed Technology and/or integrate the Licensed Technology or Licensee Modifications with such Primary Party's other software or technology; only make such number of copies of the Source Code as are required in connection with the Party's authorized use thereof; only install the Source Code on such computers and for such periods of time as are required for its authorized use of and access to the Source Code, which computers are located in an environment that reasonably prevents unauthorized use or access of the Source Code; and ensure that each paper copy of the Source Code for any part of the Licensee Modifications or Licensed Technology, as the case may be, is marked as the confidential and proprietary property of the applicable owner to which access is restricted.

           3.3.2 Create and maintain a list of each person who is authorized to have access to or use of the Source Code and promptly forward to the other Primary Party such log upon reasonable request.

           3.3.3 Not move the Source Code to any location not approved in advance and in writing by the other Primary Party, nor permit the Source Code to be accessed or accessible by third parties from terminals that are located outside of such approved location, without in each instance the prior written consent of the other Primary Party.

           3.3.4 Promptly notify the other Primary Party if it learns of any circumstance indicating that the security of the Source Code, or any part thereof or trade secrets embodied therein, may have been compromised and, upon request of the other Primary Party, take all reasonable steps necessary to recover any Source Code or trade secrets that may have been compromised, and prevent the unauthorized use or further disclosure of such Source Code or trade secrets, at its sole cost.

4.   TRADEMARK LICENSE.

     4.1   License Grant.  Subject to the terms and conditions of this
           -------------
Agreement, during the term of this Agreement, Buy.Com grants Licensee a Personal, non-transferable (subject to Section 13.3), sublicensable (subject to
                                       ------------
Section 2.9) license to use and display the Buy.Com Marks, only in connection
------------
with the advertising and operation of its Licensee Business within the Territory and for use on the Internet in connection with its Licensee Business ("Trademark License"). Except as expressly permitted herein, all use is subject to Buy.Com's written approval. The Buy.Com Marks will remain the exclusive property of Buy.Com and the use of the Buy.Com Marks by Licensee will inure solely to the benefit of Buy.Com. At any time after the date one (1) year following the Effective Date, either Primary Party may terminate the Trademark License with or without cause by providing the other Primary Party thirty (30) days prior written notice of that termination.

     4.2   Limited Exclusivity.  The Trademark License shall be exclusive for a
           -------------------
period of one (1) year following the Effective Date (subject to Sections 6.6)
                                                                ------------
and thereafter non-exclusive.

     4.3   Site Redirection.  Buy.Com shall maintain in the same manner as
           ----------------
maintained immediately prior to the Effective Date the interstitial Web page located at the URL (http://www.buy.com) in the form existing as of the Effective Date and the software used in connection therewith that is designed to automatically redirect Internet users who visit the URL (http://www.buy.com) to the Licensee Site that is currently located at the URL (http://www.gb.buy.com). Licensee may change the URL for such Licensee Site by providing Buy.Com thirty
(30) days written notice thereof. At any time following the first anniversary of the term of this Agreement, Buy.Com may terminate its obligation under this
Section 4.3 without cause by providing Licensee ninety (90) days prior written notice of termination.

     4.4   No Variation.  Licensee will use the Buy.Com Marks in the manner
           ------------
specified in Exhibit B, in accordance with the orientation, legends and markings
             ---------
that are from time to time specified by Buy.Com. Licensee will not alter, modify or change any Buy.Com Mark in any manner, or use it in combination with any other words or symbols, without Buy.Com's prior written approval of the proposed variation. In no event shall Licensee use or display (or allow others to use or display) any Buy.Com Mark, or any mark confusingly similar thereto, except as expressly authorized in this Agreement.

     4.5   Quality Standards.  Licensee shall adhere to all reasonable
           -----------------
operating, merchandising and advertising policies, standards and requirements, and such other reasonable quality standards that are established from time to time by Buy.Com in its discretion, applicable to use of the Buy.Com Marks. Buy.Com may amend such policies, standards and requirements at any time upon written notice to Licensee.

     4.6   Supervision/Control.  Licensee shall supervise, manage and control
           -------------------
its use of the Buy.Com Marks to ensure compliance with this Agreement and shall take commercially reasonable steps to preserve the value of the Buy.Com Marks and the goodwill associated therewith. Licensee shall be solely responsible for all costs associated with such supervision and control. Licensee shall establish and implement appropriate operating methods and procedures, so far as it is able to do so to prevent misuse or unauthorized use of the Buy.Com Marks in the Territory, and shall provide a copy of same to Buy.Com upon request.

     4.7   Covenant and Representations.  Except as unambiguously permitted
           ----------------------------
herein, and as conditions of the Trademark License, for so long as the Trademark License remains in effect, Licensee represents and agrees to each of the following:

           4.7.1 Licensee shall use best commercial efforts to conduct its Licensee Business in a professional manner that reflects favorably at all times on the reputation of Buy.Com, and the goodwill associated with the Buy.Com Marks.

           4.7.2 Licensee shall not engage in any deceptive, misleading or unethical practices, or any other business practices that are detrimental to Buy.Com to the goodwill associated with the Buy.Com Marks, or the public, including, without limitation, any disparagement of Buy.Com or any products or services of Buy.Com.

           4.7.3 Licensee shall make no false or misleading statements about its Licensee Business, or about any product or service provided under its Licensee Business, and Licensee shall not publish or employ any misleading or deceptive advertising material respecting such services and products.

           4.7.4 The Licensee Site shall not contain any content or information that is disparaging, obscene, defamatory, libelous, slanderous or discriminatory, or that is materially false or misleading, or that refers in an offensive manner to the gender, race or ethnicity of any person or group.

           4.7.5 Licensee shall use commercially reasonable efforts not to use any trademark, word, symbol, letter, design or layout in combination with any Buy.Com Mark that violates any third party copyright, trademark, service mark, trade dress or other rights.

5.   PROPRIETARY RIGHTS

     5.1   Ownership of Licensed Technology and Buy.Com Marks.  Subject to the
           --------------------------------------------------
license herein granted to Licensee, as between the parties, Buy.Com is the sole owner of all right, title and interest in (i) the Licensed Technology and all related documentation and materials, and all copies thereof, (ii) the Buy.Com Marks, and (iii) all Proprietary Rights in the foregoing. Buy.Com reserves to itself all rights in the Licensed Technology and the Buy.Com Marks not expressly licensed to Licensee.

     5.2   Ownership of Licensee Technology.  Subject to the license herein
           --------------------------------
granted to Buy.Com, as between the parties, Licensee is the sole owner of all right, title and interest in (i) all Licensee Modifications (subject to Buy.Com's rights in the underlying Licensed Technology) and the Licensee Technology and all related documentation and materials and all copies thereof and (ii) all Proprietary Rights in the foregoing.

     5.3   Buy.Com and Licensee Data.  All right, title and interest in and to
           -------------------------
any data relating to the business of Buy.Com is and shall remain the exclusive property of Buy.Com. Subject to the foregoing, all right, title and interest in and to any data relating to any Licensee Business is and shall remain the exclusive property of Licensee and/or its Sublicensees.

     5.4   Validity of Marks.  Licensee hereby acknowledges the validity of
           -----------------
Buy.Com's rights in the Buy.Com Marks. Licensee shall not, at any time during or after the term of this Agreement, register or apply to register any trade mark, service mark, trade name, logo, brand, domain name or other mark identical to any of the Buy.Com Marks, or any trade mark, service mark, trade name, logo, brand, domain name or other mark confusingly similar thereto, to the extent it is not required to do so by law.

     5.5   Cooperation.  Licensee agrees to perform, at Buy.Com's expense,
           -----------
during and after the term of this Agreement, all reasonable acts deemed necessary or desirable by Buy.Com to permit and assist Buy.Com in evidencing, perfecting, obtaining, maintaining, defending and enforcing its Proprietary Rights in the Licensed Technology and the Buy.Com Marks in any and all countries. Such acts may include, but are not limited to, execution of assignments and documents acknowledging Buy.Com's ownership and rights, and cooperation with Buy.Com in the prosecution or defense of any infringement action. Buy.Com agrees to perform, at Licensee's expense, during and after the term of this Agreement, all reasonable acts deemed necessary or desirable by Licensee to permit and assist Licensee in evidencing, perfecting, obtaining, maintaining, defending and enforcing its Proprietary Rights in the Licensee Modifications in any and all countries. Such acts may include, but are not limited to, execution of assignments and documents acknowledging Licensee's ownership and rights, and cooperation with Licensee in the prosecution or defense of any infringement action.

6.   FURTHER COVENANTS

     6.1   Supply Partners.  Licensee may contract with one or more third
           ---------------
parties to supply products to be sold and/or distribute products sold through the Licensee Business of Licensee and/or provide other product fulfillment services to support Licensee in its operation of its Licensee Business (each a "Supply Partner"). With respect to each Supply Partner, Licensee may only sublicense those rights under Section 2 as are necessary for the Supply Partner to perform the express support obligations to Licensee set forth above and Licensee shall ensure that such rights are appropriately limited and restricted. In no event shall Licensee sublicense a Supply Partner to use the Licensed Technology for any business purpose not directly related to the Supply Partner's support obligations to Licensee. In no event shall any Supply Partner be permitted to access or use any Licensed Technology without entering into a written agreement with Licensee that, at a minimum, is sufficient to protect Buy.Com's rights in the Licensed Technology and contains confidentiality provisions at least as restrictive as those set forth in Section 7 with respect to Confidential Information of Buy.Com. Any purported sublicense to a Supply Partner made in violation of this Section 6.1 shall be null and void.

     6.2   Independent Contractors.
           -----------------------

           6.2.1 Licensee may contract with one or more third parties to develop any Licensee Modifications and/or integrate the Licensed Technology with the Licensee Technology (each a "Independent Contractor"). In no event shall any Independent Contractor be permitted to access or use any Licensed Technology or Modifications thereof without entering into a written professional services agreement with Licensee that, at a minimum, (i) is at least as protective of Buy.Com's rights in the Licensed Technology as this Agreement, (ii) contains terms at least as restrictive as those applicable to Licensee under this Agreement, including, without limitation, those set forth in Section 7; (iii)
                                                             ---------
acknowledges Buy.Com as the exclusive owner of the Licensed Technology and Licensee as the exclusive owner of all Licensee Modifications, and provide assignments necessary to confirm and effectuate such ownership, and (iv) precludes any sub-contracting or use of a third party to exercise any such rights. Licensee shall promptly provide Buy.Com a written list of the names and addresses of all Independent Contractors, upon any written request made by Buy.Com for such a list. With respect to each Independent Contractor, Licensee may only sublicense those rights under Section 2 as are necessary for the
                                       ---------
Independent Contractor to develop any Licensee Modifications and/or integrate the Licensed Technology with the Licensee Technology and Licensee shall ensure that such rights are appropriately limited and restricted. In no event shall Licensee sublicense an Independent Contractor the rights to use the Licensed Technology for any business purpose not directly related to the development and integration work for Licensee set forth above. Any purported sublicense to an Independent Contractor made in violation of this Section 6.1 shall be null and
                                                 -----------
void.

           6.2.2 In no event shall Buy.Com provide any third party under contract with Buy.Com with access to or use any Licensee Modification without entering into a written agreement with such third party that, at a minimum, is at least as protective of Licensee's rights in the Licensee Modifications as this Agreement and contains confidentiality provisions at least as restrictive as those set forth in Section 7 with respect to Confidential Information of
                      ---------
Licensee. Buy.Com shall promptly provide Licensee a written list of the names and addresses of all such third parties, upon any written request made by Licensee for such a list.

     6.3  Royalty.  Licensee will pay Buy.Com a royalty of [***] of Licensee's
          -------
[***] generated during [***] Royalty payments are due from Licensee on the [***] following the end of each [***] or part thereof of [***], based on the [***] of Licensee generated for such quarter or part thereof. Each royalty payment will be accompanied by a report showing in reasonable detail calculation of the amount due by Licensee.
____________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     6.4   Payments; Finance Charges.  Except as otherwise expressly set forth
           -------------------------
herein, all payments required hereunder shall be made in U.S. dollars to Buy.Com at the address stated in Section 14.6, or such other address that is from time
                         ------------
to time designated by Buy.Com in writing. Subject to this Section 6.4, Licensee
                                                          -----------
will pay all charges, including without limitation, transportation charges and insurance premiums and shall be responsible for all taxes, duties and governmental assessments (except taxes based on Buy.Com's net income) in connection with the subject matter of this Agreement; provided, that Buy.Com shall cooperate with Licensee to minimize or eliminate Licensee tax liability. Any payment that is not paid when due shall, in addition to all other remedies available to Buy.Com, bear interest at a rate of one and one-half percent (1.5%) per month, or the maximum rate permitted by law (whichever is less), for the number of days such payment is delinquent. All royalty payments made under this Agreement will be paid by Licensee subject to deduction or withholding of United Kingdom tax at the appropriate rate (currently the basic rate of United Kingdom tax) unless (i) Licensee has previously been directed by the United Kingdom Inland Revenue to make such payments to Buy.Com free of United Kingdom deduction or withholding or subject to a reduced rate of United Kingdom deduction or withholding pursuant to an applicable double taxation treaty, or (ii) Buy.Com otherwise establishes pursuant to applicable United Kingdom tax law (including, without limitation, the United Kingdom-United States income tax treaty) its entitlement to a reduction or elimination of any such deduction or withholding. Licensee agrees to cooperate with Buy.Com in establishing that the royalty payments are either exempt from, or eligible for a reduced rate of, any such deduction or withholding under applicable United Kingdom tax law. Licensee shall timely remit any amount deducted or withheld from a royalty payment to the United Kingdom Inland Revenue. In the event Licensee is required to make a royalty payment to Buy.com net of a deduction or withholding required by United Kingdom tax law, upon timely payment to the United Kingdom Inland Revenue of any amount so deducted or withheld, Licensee will be treated as having paid the entire royalty payment, unreduced by any such deduction or withholding, to Buy.com and shall not be obliged to pay to Buy.Com any additional amount in respect of any such deduction or withholding.

     6.5   Records; Audit.  Licensee will create such records as are necessary
           --------------
to verify compliance with its obligations under this Agreement, and Licensee will retain such records in the ordinary course of its business for a period of at least three (3) years after they are created. During the term of this Agreement and for a period of eighteen (18) months thereafter, Buy.Com will have the right, at its expense, on reasonable notice to Licensee and during normal business hours, (i) to observe the operations of Licensee and/or any Sublicensees (subject to Licensee's and/or any Sublicensees reasonable security and confidentiality requirements) from time to time and (ii) acting through a mutually acceptable independent certified public accountant, to examine and audit Licensee's and/or any Sublicensees records two (2) times per calendar year. If any such audit reveals an underpayment then License shall remit immediately the full amount due, and if the amount of underpayment is five percent (5%) or more of the amount due for the period audited, then Licensee shall also bear the full cost of the audit.

     6.6   Territory and Sales.  The Primary Parties acknowledge that it is not
           -------------------
possible to limit all Internet based inquiries and promotion from or to a geographical territory. Accordingly, each Primary Party's and any third party's incidental promotion of its respective business through the Internet and/or incidental conduct of its respective business with third parties located outside the Territory, in the case of Licensee, and inside the Territory, in the case of Buy.Com and any third party, will not constitute a breach of the Agreement or any other agreement between the parties. Incidental conduct shall include, by example, (a) general purpose advertising that Buy.Com targets to person's located outside the Territory, but that reaches a de minimis percentage of persons located inside the Territory, and (b) general purpose advertising that Licensee targets to person's located inside the Territory, but that reaches a de minimis percentage of persons located outside the Territory. The Primary Parties intend that, notwithstanding any variance in the application of laws between different territories, the foregoing will be construed to allow incidental promotion and business conduct within the Territory to the same or an equivalent extent as Licensee is permitted to engage in the promotion and conduct of its Licensee Business outside of the Territory.

     6.7   Virus Screening.  Buy.Com, with respect to each Upgrade, and
           ---------------
Licensee, with respect to each Licensee Modification, shall, prior to providing the other Primary Party with the software, conduct tests reasonable under the circumstances to ascertain whether the software contains any virus, worm, cancelbot, Trojan horse or other similar harmful programs or subroutines and shall not deliver any such software to the other that it, at the time of the delivery, has reason to know based on the results of such tests contains any such harmful program or subroutine.

7.   CONFIDENTIALITY

     7.1   Confidential Information.  Each Primary Party may from time to time
           ------------------------
furnish the other Primary Party with Confidential Information. The Licensed Technology (including its computer programs, features, mode of operation, and all related trade secrets, know-how, algorithms, ideas or inventions) is the Confidential Information of Buy.Com. Subject to the foregoing, the Licensee Modifications (including its computer programs, features, mode of operation, and all related trade secrets, know-how, algorithms, ideas or inventions) are the Confidential Information of Licensee.

     7.2   Non-Disclosure and Non-Use.  Each Primary Party agrees that (i) that
           --------------------------
it will not disclose to any third party or use any of the other Primary Party's Confidential Information except as expressly permitted in this Agreement, and
(ii) it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other Primary Party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance. Each Primary Party will only disclose the Confidential Information of the other Primary Party to those of its employees and contractors who have a legitimate need to know, and who have entered into written confidentiality agreements containing nondisclosure provisions at least as restrictive as those stated in this
Section 7.
---------

     7.3   Confidential Treatment of Agreement.  No Party may disclose the terms
           -----------------------------------
of this Agreement to any third party; provided, however, that any Party may disclose the terms of this Agreement to its Affiliates, attorneys and accountants, or to any potential investor or acquirer of a substantial part of such Party's business (whether by merger, sale of assets, sale of stock or otherwise) that is bound by a written agreement to keep such terms confidential, or as may be required by law.

     7.4   Court-Ordered Disclosure.  Either Primary Party may disclose
           ------------------------
Confidential Information to the extent required by a court of competent jurisdiction or other governmental authority, or otherwise as required by law; provided, that (i) prompt written notice of such requirement is given to the other Primary Party, and (ii) the disclosing Primary Party employs reasonable efforts to obtain a protective order.

     7.5   Equitable Remedies.  In addition to any other remedies available to
           ------------------
it at law or in equity, each Primary Party will be entitled to seek injunctive relief (without the requirement of posting a bond or other form of security) to enforce the provisions of this Section 7.
                               ---------

     7.6   Press Release.  The Parties will work in good faith to jointly
           -------------
develop and release a joint press release announcing this Agreement and the relationship contemplated hereunder within thirty (30) calendar days of the Effective Date of this Agreement. Each Party may not otherwise disclose the existence or terms of this Agreement to any third party (i) without entering into a written non-disclosure agreement with such third party that contains provisions at least as restrictive as those set forth in this Section 7 with
                                                              ---------
respect to Confidential Information of the non-disclosing Primary Party or (ii) unless the disclosure is required by any law or regulation.

8.   WARRANTY AND DISCLAIMER

     8.1   Mutual Warranties.  Each Primary Party represents, warrants and
           -----------------
agrees to the other as conditions to the licenses granted hereunder that (i) it has full corporate authorization to enter into this Agreement, to carry out its obligations under this Agreement, and to grant the rights granted by it herein, and that this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws), (ii) it will not disclose to any third party the Source Code owned by the other Primary Party, except under the conditions set forth in the Agreement or with the other Primary Party's prior written approval, (iii) it will not grant or purport to grant any right, title, interest, lien or option in any portion of the other Primary Party's technology or Proprietary Rights therein, (iv) it will not violate in any material respect any applicable laws, rules, regulations (including export regulations) pertaining to the conduct of its business or use of the Licensed Technology or Licensee Modifications, (v) its employees and independent contractors, as applicable, have at all times executed written non-disclosure, assignment of rights and other appropriate agreements sufficient to protect the confidentiality of the Licensed Technology and Licensee Modifications, and sufficient to allow it to grant the assignments and licenses to the other that are herein provided, and (vi) it will monitor the compliance of its employees and independent contractors with any such agreements and will promptly report any violations to the other Primary Party.

     8.2   No Conflict.  Each Party represents and warrants to the other that
           -----------
the execution of this Agreement, and the granting of the rights and licenses provided by it herein, does not (i) violate the Articles of Incorporation or By-laws of such Party; (ii) violate any judgment, order, writ, injunction or decree of any court applicable to such Party entered on the Effective Date; or (iii) conflict with or violate any other agreement into which such Party has entered.

9.   DISCLAIMER AND LIMITATION OF LIABILITY

     9.1   Disclaimer of Warranties.  THE LICENSED TECHNOLOGY (INCLUDING ANY
           ------------------------
UPGRADES IF PROVIDED BY BUY.COM), ANY SERVICES IF PROVIDED BY BUY.COM, AND THE BUY.COM MARKS ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BUY.COM DOES NOT WARRANT THAT THE LICENSED TECHNOLOGY WILL CORRECTLY PROCESS TIME AND DATE INFORMATION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BUY.COM DOES NOT PROVIDE ANY WARRANTY REGARDING THE USE OR THE RESULTS OF THE USE OF THE LICENSED TECHNOLOGY. THE LICENSEE MODIFICATIONS ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSEE DOES NOT WARRANT THAT THE LICENSEE MODIFICATIONS WILL CORRECTLY PROCESS TIME AND DATE INFORMATION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSEE DOES NOT PROVIDE ANY WARRANTY REGARDING THE USE OR THE RESULTS OF THE USE OF THE LICENSEE MODIFICATIONS. To the extent that a Primary Party may not, as a matter of applicable law, disclaim any implied warranty, the scope and duration of such warranty will be the minimum permitted pursuant to such law.

     9.2   Limitations of Liability.
           ------------------------

           9.2.1 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT FOR LIABILITY ARISING FROM A BREACH OF SECTION 7 OR ANY OF THE LICENSES GRANTED
                                       ---------
UNDER THIS AGREEMENT BY EITHER PRIMARY PARTY OR LIABILITY ARISING UNDER EITHER PRIMARY PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 10.2 OR 10.3, NEITHER
                                                  --------------   ----
PRIMARY PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY THEORY OF LIABILITY, INCLUDING BREACH OF CONTRACT OR WARRANTY, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST DATA OR OTHER SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, LOSS OF DATA, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES (OTHER THAN DIRECT DAMAGES), EVEN IF THE OTHER PRIMARY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR THE COST OF PROCURING SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY.

           9.2.2 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT FOR LIABILITY ARISING FROM A BREACH OF SECTION 7 OR ANY OF THE LICENSES GRANTED
                                       ---------
UNDER THIS AGREEMENT BY EITHER PRIMARY PARTY OR LIABILITY ARISING UNDER EITHER PRIMARY PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 10.2 OR 10.3, EACH
                                                  ---------------------
PRIMARY PARTY'S AGGREGATE LIABILITY FOR EACH CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT THAT ARISES PRIOR TO THE THIRD ANNIVERSARY OF THE EFFECTIVE DATE, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, BREACH OF WARRANTY OR OTHERWISE), WILL NOT EXCEED ONE MILLION DOLLARS ($1,000,000). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT FOR LIABILITY ARISING FROM A BREACH OF SECTION 7 OR ANY OF THE LICENSES
                                              ---------
GRANTED UNDER THIS AGREEMENT BY EITHER PRIMARY PARTY OR LIABILITY ARISING UNDER EITHER PRIMARY PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 10.2 OR 10.3,
                                                         -------------    ----
EACH PRIMARY PARTY'S AGGREGATE LIABILITY FOR EACH CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT THAT ARISES ON OR AFTER THE THIRD ANNIVERSARY OF THE EFFECTIVE DATE, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, BREACH OF WARRANTY OR OTHERWISE), WILL NOT EXCEED THE AGGREGATE OF THE AMOUNTS PAID OR PAYABLE TO BUY.COM DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE DATE ON WHICH THE CAUSE OF ACTION AROSE.

          9.2.3   THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 9.2
                                                                 -----------
SHALL NOT LIMIT THE LIABILITY OF ANY PARTY FOR PERSONAL INJURY OR DEATH ARISING OUT OF ITS NEGLIGENCE.

10.  INDEMNIFICATION

     10.1  Third Party Infringement.  Each Primary Party shall promptly give
           ------------------------
the other Primary Party written notice in the event that it knows or has reason to believe that the Licensed Technology or any Buy.Com Mark is being infringed in the Territory, either directly or indirectly, by any third party, and the Primary Parties shall consult with each other with a view to determine the course of action, if any, to be taken. In said event, Buy.Com, at its sole cost (including attorneys fees and expenses) shall have the first right, but not the obligation, to take action against such infringement including, without limitation, the prosecution of a lawsuit. Should Buy.Com elect not to take any action against the infringement within sixty (60) days of written notice thereof by Licensee, then Licensee may take such action as it deems appropriate at its sole cost and expense. Both Licensee and Buy.Com will provide such non-financial assistance as reasonably requested by the other in prosecuting the infringement including, but not limited to, appearing as a nominal plaintiff. Upon receipt of appropriate written vouchers or receipts, the Primary Party taking action shall reimburse the other Primary Party for its reasonable out-of-pocket expenses incurred in providing such assistance. The Primary Parties agree that all recoveries and awards that may be obtained as a result of any such action shall be applied first to reimburse the costs (including attorneys fees and expenses) of taking such action against the infringing third party, and the remainder shall be paid to Buy.Com.

     10.2  Business Indemnification.  Subject to Section 10.3, each Primary
           ------------------------              ------------
Party will indemnify, defend and hold the other Primary Party (and its respective officers, directors, agents, employees, subsidiaries and Affiliates) harmless from and against any and all losses, claims, damages, suits, proceedings, liabilities, costs and expenses (including attorneys' fees) resulting from or arising out of any third party claim to the extent that such claim results from or arises out of the operation of the business of the other, including, but not limited to, all consumer claims of any kind.

     10.3  Infringement Indemnification.
           ----------------------------

           10.3.1 Buy.Com will indemnify, defend and hold Licensee (and its officers, directors, agents, employees subsidiaries and Affiliates) harmless from and against any and all losses, claims, damages, suits, proceedings, liabilities, costs and expenses (including attorneys' fees) to the extent resulting from or arising out of any claim that the Licensed Technology as provided by Buy.Com to Licensee or any Upgrade as provided by Buy.Com to Licensee infringes any third party copyright or misappropriates any third party trade secret.

           10.3.2 Licensee will indemnify, defend and hold Buy.Com (and its officers, directors, agents, employees, subsidiaries and Affiliates) harmless from and against any and all losses, claims, damages, suits, proceedings, liabilities, costs and expenses (including attorneys' fees) to the extent resulting from or arising out of any allegation that Licensee's and/or any Sublicensee's installation and/or use of the Licensed Technology or any Upgrade (subject to Buy.Com's indemnification obligations set forth in Section 10.3.1),
                                                               --------------
including, without limitation, Licensee's and/or any Sublicensee's integration of the Licensed Technology with any Modification thereof or Licensee Technology or combination of the Licensed Technology with any software, technology, hardware, processes, product or other property not provided by Buy.Com, or any Licensee Modification as provided by Licensee to Buy.Com infringes any third party copyright or misappropriates any third party trade secret.

     10.4  Exclusions.  The obligations of the Primary Parties set forth in
           ----------
Section 10.3 do not apply to any alleged infringement or misappropriation to the
------------
extent based on continued use by the other Primary Party of the allegedly infringing Licensed Technology, Update or Licensee Modification, as applicable, after the Indemnifying Party (as defined in Section 10.5 below) has informed the
                                            ------------
Indemnified Party (as defined in Section 10.5 below) of the alleged infringement
                                 ------------
or misappropriation and, where Buy.Com is the Indemnifying Party, also has done any one of the following: (i) made available for Licensee the right to continue using the allegedly infringing Licensed Technology or Upgrade on substantially similar terms to those contained in this Agreement, (ii) replaced or modified the allegedly infringing Licensed Technology or Upgrade so that the replacement technology or modified Licensed Technology or Upgrade is non-infringing, or
(iii) paid Licensee as liquidated damages (and not as a penalty) the amount of one million dollars ($1,000,000).

     10.5  Indemnification Procedures.  A Primary Party's right to
           --------------------------
indemnification under the Agreement ("Indemnified Party") is conditioned upon the following: Prompt written notice to the Primary Party obligated to provide indemnification ("Indemnifying Party") of any claim, action or demand for which indemnity is sought; control of the investigation, preparation, defense and settlement thereof by the Indemnifying Party; and such reasonable cooperation by the Indemnified Party, at the Indemnifying Party's request and expense, in the defense of the claim. The Indemnified Party shall have the right to participate in the defense of a claim by the Indemnifying Party with counsel of the Indemnified Party's choice at the Indemnified Party's expense. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment that imposes any liability upon the Indemnified Party.

11.  TERM AND TERMINATION

     11.1  Term.  The term of this Agreement will commence on the Effective
           ----
Date and continue until terminated in accordance with this Section 11.
                                                           ----------

     11.2  Termination.
           -----------

           11.2.1   Abandonment of Licensed Technology.  Upon making a
                    ----------------------------------
determination by Licensee that it and its Sublicensees will abandon all use of the Licensed Technology and each Modification thereof (only to the extent that such Modification is a derivative work of any Licensed Technology or otherwise incorporates any Licensed Technology), Licensee may terminate this Agreement by providing Buy.Com sixty (60) days written notice of its plan to abandon such use. In the event that the Net Revenue for any two (2) consecutive quarters is zero, Buy.Com may terminate the Agreement by providing Licensee thirty (30) days written notice of termination.

           11.2.2   Breach.  Subject to Sections 11.2.3 and 11.2.4, in the event
                    ------              ---------------     ------
that either Primary Party materially or repeatedly defaults in the performance of any of its obligations under this Agreement (each a "Breach") and fails to cure such Breach within sixty (60) days (thirty (30) days in the case of nonpayment) after being given written notice (pursuant to Section 14.6) of the
                                                          ------------
Breach ("Breach Notice"), then the Primary Party not in Breach may terminate this Agreement by providing the other party sixty (60) days written notice of termination. Each Breach Notice shall specify the Breach and the Sections of the Agreement the non-breaching Primary Party claims are the subject of the Breach.

           11.2.3   Migration Election.  If Licensee commits a non-willful
                    ------------------
Breach other than nonpayment and is unable using its Best Efforts to cure that Breach within sixty (60) days after being given the Breach Notice ("Migration Breach"), Licensee may, subject to its full compliance with this Section 11.2.3,
                                                                 --------------
invoke the provisions of Section 11.2.4. Immediately upon Licensee receiving any
                         --------------
Breach Notice, Licensee shall use its Best Efforts to ascertain whether such Breach is a Migration Breach and, if so, the period of time during which such Migration Breach can be cured using Licensee's Best Efforts to cure (the "Required Cure Period"). Promptly upon ascertaining the Required Cure Period and, in any event, no later than forty five (45) days following the date of the Breach Notice, Licensee shall provide Buy.Com written notice of its election to invoke the provisions of Section 11.2.4. Licensee may invoke the provisions of
                         --------------
Section 11.2.4 only once. To the extent that Licensee does not cure the
--------------
Migration

Breach within sixty (60) days following the date of the Breach Notice, Licensee will indemnify, defend and hold Buy.Com (and its respective officers, directors, agents, employees, subsidiaries and Affiliates) harmless from and against any and all losses, claims, damages, suits, proceedings, liabilities, costs and expenses (including attorneys' fees) resulting from or arising out of any Migration Breach, provided that Buy.Com complies with the obligations of an Indemnified Party under Section 10.5.
                        ------------

           11.2.4   Migration Rights.  Subject to Licensee affirmatively
                    ----------------
invoking the provisions under this Section 11.2.4 in accordance with Section
                                   --------------                    -------
11.2.3 and its full compliance with this Section 11.2.4, in the event of a
------                                   --------------
Migration Breach, Licensee may continue to use the Licensed Technology and/or Buy.Com Marks in accordance with the terms and conditions of this Agreement (to the fullest extent they can be complied with given the Migration Breach) up until the end of the Required Cure Period set forth in any Final Migration Plan (as defined below). Licensee shall use its Best Efforts to prepare and provide Buy.Com as soon as possible and, in any event, within forty five (45) days of the Breach Notice, a written migration plan that specifies in detail the circumstances material to the Migration Breach, including, without limitation, the nature and extent of the Migration Breach, the entities and persons involved in the Migration Breach and the causes of the Migration Breach, as well as Licensee's best estimate of the Required Cure Period (the "Draft Migration Plan"). Licensee shall also promptly provide Buy.Com with such information, materials and cooperation as Buy.Com reasonably requests in connection with such Migration Breach and Draft Migration Plan. After receiving the Draft Migration Plan, Buy.Com shall have the option of either accepting or rejecting that Draft Migration Plan, in its sole discretion. If Buy.Com accepts the Draft Migration Plan it shall inform Licensee of that acceptance through written notice and upon such written notice of acceptance, the Draft Migration Plan shall become effective and binding on the Primary Parties as the "Final Migration Plan." If Buy.Com should reject the Draft Migration Plan it shall inform Licensee of that rejection through written notice and upon such written notice of rejection, Licensee and Buy.Com shall negotiate in good faith to agree upon a Final Migration Plan. If the Principal Parties are unable to agree upon a Final Migration Plan within ten (10) days of such rejection notice provided by Buy.Com, the Principal Parties hereby submit for resolution in accordance with the procedures set forth in Section 12.2 whether the Breach at issue is a
                            ------------
Migration Breach (if in dispute) and the period of time that shall constitute the Required Cure Period under a Final Migration Plan. Notwithstanding anything to the contrary, the Principal Parties hereby agree and stipulate, and hereby waive all rights to assert or argue to the contrary, that the Required Cure Period for the Migration Breach (whether agreed upon by the parties or established through the procedures set forth in Section 12.2) shall be shorter
                                                ------------
than eight (8) months from the date of the Breach Notice. Immediately upon the expiration of the Required Cure Period, the Agreement will terminate automatically.

           11.2.5   Insolvency.  A Primary Party may terminate this Agreement if
                    ----------
the other Primary Party ceases to conduct its business or becomes insolvent, makes an assignment for the benefit of its creditors, fails to pay its obligations when they become due, or in the event of the institution under any applicable law of any voluntary or involuntary insolvency proceedings against the other Primary Party (including bankruptcy, consent to a receivership, adoption of an arrangement with creditors, dissolution or liquidation, or similar action), which proceedings, consent, adoption or arrangement is not vacated within thirty (30) days after inception.

           11.2.6   Rights in Bankruptcy.  All rights and licenses granted under
                    --------------------
or pursuant to this Agreement except for the Trademark License are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The Primary Parties agree that Licensee, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, however nothing herein shall be deemed to constitute a present exercise of such rights and elections. The Primary Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Buy.Com under the U.S. Bankruptcy Code and Buy.Com's obligation to provide Licensee Upgrades under
Section 2.6 being in effect immediately prior to the commencement of the
-----------
bankruptcy proceeding, Licensee shall, subject to its full compliance with the Agreement, be entitled to a duplicate of (or access to, as appropriate) any partially-completed Upgrade being developed by Buy.Com immediately prior to the commencement of the bankruptcy proceeding, where available and in Buy.Com's possession, custody or control ("Partial Upgrade"), and such Partial Upgrades, if not already in Licensee's possession, shall be promptly delivered to Licensee
(a) upon any such commencement of a bankruptcy proceeding upon Licensee's written request therefore, unless Buy.Com elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of Buy.Com upon written request therefor by Licensee.

     11.3  Effect of Termination.
           ---------------------

           11.3.1   Expiration of Licenses.  Upon any termination of the
                    ----------------------
Trademark License or any termination of this Agreement for any reason, Licensee shall (and ensure that each Sublicensee shall) immediately (i) discontinue all use of the Buy.Com Marks or variations thereof, (ii) remove all references to or variations of any Buy.Com Marks from any signage, letterhead, business cards, place of business and of Licensee and/or any Authorized Sublicensee, (iv) refrain from making any subsequent representation, advertisement or published statement or product sales using or in reference to any Buy.Com Mark or variation thereof, and (iv) take such action as shall be necessary to change any corporate name, assumed name or equivalent registration which mentions or refers to any Buy.Com Mark, or any variation thereof. Upon termination of this Agreement for any reason, the Technology License and Trademark License shall immediately terminate, and Licensee shall (and ensure that each Sublicensee shall) immediately (a) discontinue all use of the Licensed Technology and Modifications thereof in any form, (b) remove the Licensed Technology and Modifications thereof (only to the extent that such Modification is a derivative work of any Licensed Technology or otherwise incorporates any Licensed Technology) from all computers in its possession, custody or control and the Licensee Sites, and (c) return to Buy.Com the Licensed Technology (including all documents, software, data and other materials relating thereto) or, in Buy.Com's discretion, destroy same and provide Buy.Com certification of such destruction.

           11.3.2   Software Audit.  Licensee shall provide Buy.Com in
                    --------------
conjunction with any notice of termination by Licensee under Section 11.2.1 or
                                                             --------------
within thirty (30) days of any notice of termination by Buy.Com under Section
                                                                      -------
11.2.1, a written "Development Plan" for any and all software and other
------
technology that Licensee and/or its Affiliates contemplate using as a substitute for the Licensed Technology and Modifications thereof at any time after termination of the Agreement ("Substitute Technology"). The Development Plan shall specify to the reasonable satisfaction of Buy.Com (i) Licensee's reasonable best estimate of the total costs and expenses incurred by Licensee and its Sublicensees in developing and implementing the Substitute Technology,
(ii) the identity and location of any independent contractors retained to develop the Substitute Technology, and (iii) the software architecture and platform for each major software module included in the Substitute Technology (including, without limitation, the order fulfillment, product management, Website management, customer support and security software modules) and the identity of all material third-party software each such module will operate with. Licensee represents and agrees that no person or entity (whether an employee of Licensee or any Sublicensee, an independent contractor or any other third party) who assists in the development or implementation of any part of the Substitute Technology will, at any time after commencing such assistance, have access to, refer to or use any of the Source Code of the Licensed Technology or any Modification thereof. Licensee shall notify Buy.Com in writing upon completion of development of the Substitute Technology and for a period of six
(6) months thereafter, Buy.Com will have the right, at its expense, on fifteen
(15) days written notice to Licensee and during normal business hours, acting through an independent software auditor designated by Buy.Com and approved of by Licensee (such approval not to be unreasonably withheld), to examine and audit, in a manner reasonably designed to minimize the disruption to Licensee's business, all of the object code and Source Code and all documentation relevant to the Substitute Technology, and Licensee shall ensure that the auditor is provided full access to such materials to conduct the examination and audit. Prior to such examination and audit, Licensee may require on reasonable notice to the auditor and Buy.Com that the auditor enter into a written confidentiality agreement containing nondisclosure provisions at least as restrictive as those stated in Section 7.
          ---------

           11.3.3  Cooperation; Title.  Upon any termination of this Agreement
                   -----------
for any reason, Licensee shall take all necessary action to revest in or transfer to Buy.Com (or its designee) all rights in the Buy.Com Marks and Licensed Technology granted to Licensee by this Agreement, or otherwise acquired by Licensee. Licensee shall execute such documents and take such action as Buy.Com may deem reasonably necessary or desirable to evidence the fact that Licensee no longer has the right to use the Buy.Com Marks and Licensed Technology. Buy.Com shall take all necessary action to revest in or transfer to Licensee (or its designee) all rights in the Licensee Modifications granted to Buy.Com by this Agreement, or otherwise acquired by Buy.Com. Buy.Com shall execute such documents and take such action as Licensee may deem reasonably necessary or desirable to evidence the fact that Buy.Com no longer has the right to use the Licensee Modifications.

           11.3.4  Confidential Information.  Upon any termination of this
                   ------------------------
Agreement for any reason, each Primary Party shall deliver to the other (or its designee) within thirty (30) days after the effective date of termination all of the Confidential Information of the other Primary Party furnished to it hereunder, including all copies documents, product, data and other materials which embody such Confidential Information.

           11.3.5  Accrued Obligations.  Neither Primary Party shall be relieved
                   -------------------
of any obligation existing under this Agreement immediately prior to its termination.

           11.3.6  Equitable Relief.  The Primary Parties acknowledge that any
                   ----------------
unauthorized use of any Licensed Technology or Buy.Com Mark or Licensee Modification will constitute a material breach of this Agreement and will cause substantial harm to Buy.Com or Licensee, as the case may be, for which damages would not be a fully adequate remedy. In the event of any such breach, in addition to other available remedies, the applicable Primary Party shall have the right to seek injunctive relief (without being required to post any bond or other security).

     11.4  Survival.  Sections 1, 3.3, 5, 6.3 (to the extent of royalties
           --------
accrued and unpaid as of the date of termination), 6.4 (to the extent of royalties accrued and unpaid as of the date of termination), 6.5, 7, 8, 9, 10, 11.3, 11.4, 12, 13 and 14 shall survive the termination of this Agreement.

12. ARBITRATION OF DISPUTES.

     12.1  Upgrade Dispute Negotiation.  With respect to any dispute,
           ---------------------------
controversy or claim raised or made by Licensee based solely on the allegation of Licensee that Buy.Com has breached its obligation under Section 2.6 to
                                                           -----------
provide Licensee with any Upgrades (each an "Upgrade Dispute"), the Primary Parties will attempt in good faith to resolve through negotiation the Upgrade Dispute in accordance with this Section 12.1 prior to commencing any arbitration
                                ------------
or litigation proceedings under Section 12.2.  Either Primary Party may initiate
                                ------------
negotiations by providing written notice in letter form to the other Primary Party, setting forth the subject of the dispute and the relief requested. The recipient of such notice will respond in writing within ten (10) days with a statement of its position on, and recommended solution to, the dispute. If the Upgrade Dispute is not resolved by this exchange of correspondence, then one or more representatives of each Primary Party with full settlement authority will meet in a mutually agreeable time and manner (whether in-person or via videoconference or telephone) within ten (10) days of the date of the response to the initial notice to attempt to resolve the Upgrade Dispute ("Initial Meeting"). If the Upgrade Dispute is not resolved within ten (10) days of the Initial Meeting, the Chief Financial Officer or, if no such person, an alternative representative with full settlement authority of each Primary Party will meet in a mutually agreeable time and manner (whether in-person or via videoconference or telephone) within twenty (20) days of the Initial Meeting to attempt to resolve the Upgrade Dispute ("CFO Meeting"). If the Upgrade Dispute is not resolved within ten (10) days of the CFO Meeting, the Chief Executive Officer of each Primary Party will meet in a mutually agreeable time and manner (whether in-person or via videoconference or telephone) within twenty (20) days of the CFO Meeting to attempt to resolve the Upgrade Dispute ("CEO Meeting"). Only if the Upgrade Dispute is not resolved within thirty (30) days of the CEO Meeting, may Licensee initiate an arbitration or litigation of the Upgrade Dispute under this Agreement. This Section 12.1 does not apply to any dispute,
                                    ------------
controversy or claim between the Parties that does not constitute an Upgrade Dispute (each an "Other Dispute").

     12.2  Arbitration.
           -----------

           12.2.1  Arbitration Procedure.  Subject to Section 12.1, any dispute,
                   ---------------------              ------------
controversy or claim arising under, relating to, or concerning this Agreement (including each and every

Upgrade Dispute and each and every Other Dispute) shall be determined by binding arbitration conducted under the then current International Arbitration Rules of the American Arbitration Association ("AAA") in Orange County, California, in
                                       ---
accordance with this Section 12.2. The number of arbitrators for each
                     ------------
arbitration shall be three (3). The language of each arbitration shall be in English. Buy.Com shall select one (1) arbitrator and Licensee and Guarantor shall collectively select one (1) arbitrator, and a third arbitrator shall be chosen by the two arbitrators chosen by the Parties. If the two arbitrators cannot agree on the third arbitrator, the third arbitrator shall, within thirty
(30) days of submission of a request by the two arbitrators chosen by the Parties, be chosen by the AAA from a panel of arbitrators knowledgeable and experienced in matters involving commercial transactions, computer technology and software licensing. The Parties hereby request that the arbitrators decide each arbitration within six (6) months of the initiation of the arbitration. The arbitrators are not empowered to award damages in excess of compensatory damages, and each Party waives any damages in excess of compensatory damages. To the maximum extent permitted, the written determination of the arbitrators shall be final and shall not be subject to judicial review; provided, however, that any award of determination rendered by the arbitrators may be entered in a court of competent jurisdiction. The prevailing Party shall be entitled to recover the costs of arbitration and attorneys' fees and expenses, which shall be made part of the arbitrator's award. The arbitrators shall determine the prevailing Party for this purpose. Notwithstanding the foregoing, each Primary Party reserves the right to seek before the state and federal courts having within their jurisdiction the location of Buy.Com's principal place of business, a judicial temporary restraining order, preliminary injunction, or other similar short-term equitable relief, and grant the arbitrators the right to make a final determination of the Parties' rights, including whether to make permanent or dissolve such order.

           12.2.2  Place of Arbitration.  Each and every arbitration of each
                   --------------------
and every Other Dispute shall be held in Orange County, California, United States, in accordance with the procedures set forth in Section 12.2.1. Subject
                                                       --------------
to Section 12.1, with respect to each and every Upgrade Dispute, if Licensee
   ------------
wishes to arbitrate and/or litigate the Upgrade Dispute, it shall elect to (i) initiate and prosecute the arbitration of the Upgrade Dispute under the procedures set forth in Section 12.2.1 in London, England, United Kingdom, or,
                        --------------
alternatively, (ii) initiate and prosecute the arbitration of the Upgrade Dispute under the procedures set forth in Section 12.2.1 in Orange County,
                                          --------------
California, United States. For the avoidance of doubt, the parties acknowledge and agree that, if Licensee initiates arbitration of any Upgrade Dispute under this Section 12.2.2 in London, England, Licensee does not thereby waive and, in
     --------------
prosecuting such Upgrade Dispute, neither Primary Party will be deemed to have waived any rights to initiate or prosecute any arbitration of any Other Dispute under this Section 12.2.2, even if such Other Dispute arises out of the same
           --------------
facts and circumstances as the Upgrade Dispute.

     12.3  Express Waiver and Release of Claims by Licensee.  For the purposes
           ------------------------------------------------
of this Section 12.3, (i) "Deed" shall mean that certain deed of covenant
        ------------
entered into by and among Buy.Com, Licensee and JLP Victoria Limited ("JLP"), dated concurrently herewith and set forth in Schedule 4 of the Acquisition
                                              ----------
Agreement and (ii) "Warranties" shall mean any of the warranties made under clauses J.1 and J.5 of the Acquisition Agreement.  Notwithstanding anything
-----------     ---
else, if any allegation, claim, dispute or matter of difference arises relating to Buy.Com's use of the Licensed Technology, Buy.Com Marks and/or Licensee Modifications in the Territory or to any claim that the Licensed Technology (as of the Effective
Date) infringes or misappropriates any third party intellectual property rights ("License Claim") and Licensee or JLP (or any Affiliate of Licensee or JLP) has commenced proceedings (in arbitration, litigation or through any other dispute resolution mechanism) to enforce or in respect of a breach or alleged breach of the Deed and/or the Warranties under the Acquisition Agreement arising from the same facts or circumstances which give rise to the License Claim, then Licensee hereby agrees that it and its Affiliates are prohibited from commencing, prosecuting, enforcing or invoking in any litigation, arbitration or other dispute resolution mechanism any claim of breach by Buy.Com or indemnification by Buy.Com in relation to such License Claim under this Agreement and may only seek and obtain relief through enforcement of the Deed and/or Acquisition Agreement. The Parties acknowledge that Buy.Com, Licensee and JLP have entered into a similar agreement under the Deed and Acquisition Agreement pursuant to which if any allegation, claim, dispute or matter of difference arises in respect of the Deed and/or Warranties ("Covenant Claim") and any of the parties to the Deed and/or Acquisition Agreement and/or any Affiliate thereof have commenced proceedings (in arbitration, litigation or through any other dispute resolution mechanism) to enforce this Agreement or in respect of a breach or alleged breach of or indemnification under this Agreement arising from the same facts and circumstances which give rise to the Covenant Claim then Buy.Com, Licensee and JLP have agreed that they shall be prohibited from commencing, prosecuting or enforcing in any litigation, arbitration or other dispute resolution mechanism any claim of breach by Buy.Com in relation to such Covenant Claim under the Deed and/or Acquisition Agreement and may only seek and obtain relief through enforcement of this Agreement.

13. GUARANTY. Guarantor hereby irrevocably and unconditionally guaranties to Buy.Com the payment of and hereby agrees to be responsible for any and all present and future payment obligations of Licensee under Sections 6.3 and 6.4 of
                                                         ------------     ---
this Agreement and each Sublicensee under Section 3.2 of its respective
                                          -----------
Sublicense Agreement (including, without limitation, the payment of any and all royalties and interest that may accrue at any time during the term of the Agreement), in each case when and as the same shall become due and payable.
This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment which shall remain in full force and effect without respect to future changes in conditions. All payments to be made hereunder by Guarantor shall be made in accordance with Section 6.4.
                                                        -----------
14.  MISCELLANEOUS

     14.1  Non-Solicitation.  During the Exclusivity Period, Licensee and
           ----------------
Buy.Com each agree that neither Primary Party will, directly or indirectly, solicit or induce, or attempt to solicit or induce any employee, sales representative, agent, or consultant of the other Primary Party to terminate their employment, representation or other association with the other Primary Party.

     14.2  Force Majeure.  A Primary Party shall not be liable for any delays
           -------------
or failure to perform as a direct result of causes beyond the control of such Primary Party and not due to the negligence on the part of the Primary Party claiming excuse for delay or failure, including, but not limited to, acts of God (such as fire, storm, earthquake), labor disputes, wars, hostilities, revolutions, riots, civil commotion, national emergency, ordinance or other act or order of any court, government or governmental agency. The Primary Party claiming excuse must promptly notify the other of the event and its expected duration and use its Best Efforts to mitigate its effects.

     14.3  Assignment and Transfer.  This Agreement and all of the provisions
           -----------------------
hereof shall be binding upon and inure to the benefit of the Parties and their respective successors, transferees and assignees; provided, however, that no Party may assign or otherwise transfer, pursuant to a Change in Control or otherwise, any of its respective rights or obligations under this Agreement without the prior written consent of the other two Parties. Notwithstanding the foregoing, (a) Licensee may transfer this Agreement to Guarantor or to a wholly-owned subsidiary of Guarantor, without the consent of Buy.Com, and (b) Buy.Com may transfer this Agreement pursuant to a Change in Control of Buy.Com, without the consent of Licensee or Guarantor. It shall be a condition to the effectiveness of any such transfer that, at a minimum, the transfer be of the entire Agreement and all of the transferor's rights and obligations thereunder and that transferee enter into a valid and binding written agreement to be bound by all of the transferor's obligations under this Agreement and confirming the representations, warranties, and indemnifications of the transferor set forth in this Agreement, all in form and substance reasonably acceptable to the non-transferring Party or Parties. Any transfer in violation of this Section 14.3
                                                                  ------------
shall be null and void.

     14.4  Waiver.  The waiver or failure of either Primary Party to exercise
           ------
in any respect any right provided for herein shall not be deemed a waiver of that right in any other circumstances or a waiver of any further rights.

     14.5  Relationship.  Buy.Com, on the one hand, and Guarantor and Licensee,
           ------------
on the other hand, are independent contractors. Nothing herein shall be deemed to establish a partnership, joint venture, franchise or any other form of relationship as participants in a joint undertaking between Buy.Com, on the one hand, and Guarantor and Licensee, on the other hand. Buy.Com shall be solely responsible for any claims, damages or lawsuits arising out of its acts or those of its employees and agents and Licensee and Guarantor shall be solely responsible for any claims, damages or lawsuits arising out of their acts or those of their employees and agents. Buy.Com shall not incur any obligations for or in the name of Licensee or Guarantor, nor have the authority to bind or obligate Licensee or Guarantor. Licensee and Guarantor shall not incur any obligations for or in the name of Buy.Com, nor have the authority to bind or obligate Buy.Com.

     14.6  Notices.  All notices and reports required by this Agreement shall
           -------
be in writing and shall be delivered personally, by facsimile transmission, by overnight courier or by registered or certified mail, return receipt requested. All postage and other delivery charges shall be prepaid by the Party sending the notice. Notice shall be effective only upon receipt by the Party being served, except notice shall be deemed received seven (7) days after posting by the United States Post Office or the UK Royal Mail if sent by mail in accordance with this Section 14.6. Confirmation of receipt of any facsimile sent must be
          ------------
received in order to presume that the transmission was received, and notice by facsimile shall, if received after close of business for the receiving Primary Party, be deemed received on the next business day. All notices shall be addressed as follows unless changed by written notice pursuant to the terms of this Section 14.6:
     ------------

To Buy.Com:              Buy.Com Inc.
                         895 Enterprise
                         Aliso Viejo, California 92656
                         U.S.A.
                         Attention:    General Counsel
                         Telephone:    (949) 389-2130 (U.S.)
                         Fax:          (949) 389-2830 (U.S.)

With Copy To:            Brobeck, Phleger & Harrison LLP
                         38 Technology Drive
                         Irvine, California 92618
                         U.S.A.
                         Attention:    Craig S. Gunther, Esq.
                         Telephone:    (949) 790-6341 (U.S.)
                         Fax:          (949) 790-6301 (U.S.)

To Licensee:             Buy.Com UK Limited
                         171 Victoria Street
                         London, England SW1 E5NN
                         U.K.
                         Attention:  Company Secretary
                         Telephone:  (207) 592-6365 (U.K.)
                         Fax:        (207) 592-6566 (U.K.)

With Copy To:            Buy.Com UK Limited
                         171 Victoria Street
                         London, England SW1 E5NN
                         U.K.
                         Attention:  Development Director
                         Telephone:  (207) 592-6306 (U.K.)
                         Fax:        (207) 592-6524 (U.K.)

To Guarantor:            John Lewis plc
                         171 Victoria Street
                         London, England SW1 E5NN
                         U.K.
                         Attention:  Company Secretary
                         Telephone:  (207) 592-6365 (U.K.)
                         Fax:        (207) 592-6566 (U.K.)

With Copy To:            John Lewis plc
                         171 Victoria Street
                         London, England SW1 E5NN
                         U.K.
                         Attention:  Development Director
                         Telephone:  (207) 592-6306 (U.K.)
                         Fax:        (207) 592-6524 (U.K.)

     14.7  Governing Law.  This Agreement shall be governed by and construed
           -------------
and interpreted in accordance with the laws of the State of California, disregarding any conflict-of-laws rules which may direct the application of the laws of another jurisdiction, and the United Nations Convention on Contracts for the International Sale of Goods is hereby excluded. No provision of this Agreement shall be construed against any Party by reason of that Party having
drafted the same.   Subject to any arbitration brought in accordance with
Section 12.2, the sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts having within their jurisdiction the location of Buy.Com's principal place of business, and all Parties hereby consent to such jurisdiction and venue.

     14.8  Attorneys Fees.  In the event of any dispute or legal proceeding
           --------------
between the parties arising out of or relating to this Agreement or its breach, the prevailing Party shall be entitled to recover from the other Parties all of its fees, costs and expenses, including but not limited to attorneys fees, costs and expert witness fees, incurred in connection with such dispute or legal proceeding.

     14.9  Entire Agreement.  This Agreement, together with the Acquisition
           ----------------
Agreement and the Service Agreement and the exhibits attached thereto constitutes the entire and only agreement of the parties relating to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations regarding the same. This Agreement may not be modified or amended except in writing signed by all three Parties.

     14.10  Severability.  If any term or provision of this Agreement, or the
            ------------
application thereof to any person or circumstance, shall to any extent be found to be invalid, void, or unenforceable, the remaining provisions of this Agreement and any application thereof shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

           14.11  Headings.  Headings and captions are for convenience only and
                  --------
are not to be used in the interpretation of this Agreement.

           14.12  Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, each of which will be deemed an original, but all of which taken together shall constitute one and the same instrument. A facsimile signature shall be deemed an original for purposes of evidencing execution of this Agreement.

           14.13  Remedies.  The rights and remedies of a Primary Party set
                  --------
forth herein with respect to failure of the other to comply with the terms of this Agreement (including, without limitation, rights of termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved Primary Party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

           14.14  No Third-Party Beneficiary.  The Agreement has been entered
                  --------------------------
into for the sole benefit of the Parties and in no event shall any third-party beneficiaries be created thereby. For the avoidance of doubt, the Parties acknowledge and agree that under no circumstances shall any Sublicensee be a third-party beneficiary under this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

LICENSEE                                   BUY.COM

By:_________________________________       By:_________________________________

Name:_______________________________       Name:_______________________________

Title:______________________________       Title:______________________________

Date:_______________________________       Date:_______________________________

GUARANTOR

By: ________________________________

Name:_______________________________

Title:______________________________

Date:_______________________________